Exhibit 99.1

Investor Contact:

The Investor Relations Group

Daniel Berg/Dian Griesel, Ph.D.

Phone: 212-825-3210

Unigene Enters Supply Agreement to

Manufacture Osteoporosis Peptide

FAIRFIELD, N.J. –January 29, 2007 — Unigene Laboratories, Inc. (OTCBB: UGNE) will receive a $2.5 million payment to supply Novartis with specified quantities of a bulk peptide necessary to support Novartis’ development program for a novel osteoporosis treatment. Over the next several months, Unigene will use its patented manufacturing technology to develop an FDA-compliant process for the peptide, and Novartis will have the opportunity to purchase additional quantities as necessary. Some of this material may be used in clinical studies.

In 2004, Novartis exclusively licensed Unigene’s technology to manufacture another peptide, calcitonin, and it now runs the scaled-up process at its manufacturing facility in Kundl, Austria.

“We are very pleased to expand our relationship with Novartis,” commented Dr. Ronald S. Levy, Executive Vice President of Unigene. “They have a strong commitment to peptide therapeutics as well as to osteoporosis products. Our calcitonin collaboration has been extremely successful and we hope to have additional opportunities to work with them.”

About Unigene

Unigene Laboratories, Inc. is a biopharmaceutical company focusing on the oral and nasal delivery of large-market peptide drugs. Due to the size of the worldwide osteoporosis market, Unigene is targeting its initial efforts on developing calcitonin and PTH-based therapies. Fortical®, Unigene’s nasal calcitonin product for the treatment of postmenopausal osteoporosis, received FDA approval and was launched in August 2005. Unigene has licensed the U.S. rights for Fortical to Upsher-Smith Laboratories, worldwide rights for its oral PTH technology to GlaxoSmithKline and worldwide rights for its calcitonin manufacturing technology to Novartis. Unigene’s patented oral delivery technology has successfully delivered, in preclinical and/or clinical trials, various peptides including calcitonin, PTH and insulin. Unigene’s patented manufacturing technology is designed to cost-effectively produce peptides in quantities sufficient to support their worldwide commercialization as oral or nasal therapeutics. For more information about Unigene, call (973) 882-0860 or visit www.unigene.com. For information about Fortical, visit www.fortical.com.

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Such forward-looking statements include those which express plans, anticipation, intent, contingency, goals, targets or future development and/or otherwise are not statements of historical fact. We have based these forward-looking statements on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include statements about the following: general economic and business conditions, our financial condition, competition, our dependence on other companies to commercialize, manufacture and sell products using our technologies, the ability of our products to gain market acceptance and increase market share, the uncertainty of results of animal and human testing, the risk of product liability and liability for human trials, our dependence on patents and other proprietary rights, dependence on key management officials, the availability and cost of capital, the availability of qualified personnel, changes in, or the failure to comply with, governmental regulations, the failure to obtain regulatory approvals for our products and other risk factors discussed in our Securities and Exchange Commission filings. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors.